Exhibit 99.1

                                    AGREEMENT
                                    ---------


This Agreement, dated August 16, 1999, is by and among Interactive Magic, Inc., a North Carolina corporation (the "Company"), and J.W. Stealey, an individual ("Stealey").

Whereas, Stealey currently serves as the Chairman and Chief Executive Officer ("CEO") of the Company: and

Whereas, the Company has recently sold its CD-ROM gaming business in order to focus its efforts on its "Internet only" strategy; and

Whereas, the parties hereto desire to make certain modifications to the managerial structure of the Company in order to further strengthen the skills and experience of the Company's management structure within the areas of e-commerce and Internet advertising;

Now therefore, for the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Effective as of August 16, 1999, Stealey hereby resigns as the CEO of the Company. Stealey shall continue to serve as non-executive Co-Chairman of the Board without responsibility for day-to-day operations. The Company hereby appoints Stealey as a consultant to the Company for the period commencing on the date hereof and continuing until 31 December 2000. During such period, Stealey shall be paid annual fees of $180,000, and shall be entitled to identical benefits to those provided under his current Employment contract in section 5, (including medical, car, car expenses, credit card for car expenses, cell phone, computer, etc, except as limited by this Agreement). As a consultant, Stealey shall perform such duties as shall be reasonably requested by the Company; provided, that Stealey shall not be required to perform consulting duties for more than 5 days per month unless agreed by the parties.

The parties hereto agree that Stealey's current Employment Agreement, as amended, shall be terminated as of the date hereof and, except as provided above, all rights and obligations of either party thereunder shall be extinguished. The Company and Stealey each hereby release and forever discharge the other party and each of their officers, directors and other affiliated persons from and against any and all rights, claims, causes of action, damages and liabilities of any nature or kind whatsoever arising at any time through the date hereof, except to the extent arising under this Agreement. Without limiting the generality of the foregoing, Stealey hereby waives and forever relinquishes any and all rights he may have under his previous Employment Agreement or to Termination Damages
(as that term is defined in Section 8.1 of such Employment Agreement).

2. Subject to approval by the Company's Board of Directors as required by law and the Company Bylaws, the Company shall appoint James Hettinger, currently the Director of Corporate Development, as the acting CEO, to serve until the Company shall complete its executive search for a suitable replacement or until a successor is duly elected and qualifies. Stealey agrees to call a Board Meeting as soon as possible for this purpose. Mr. Stealey will also serve as the Chairman of the Search committee to find the new CEO as part of his Board of Directors duties.

3. The Company will use its best efforts to cause its financial institutions to release Stealey from any and all of his personal guarantees of the Company's indebtedness no later than October 31, 1999. In the event the Company shall fail to remove all such guarantees, the Company shall establish a plan for the repayment of such indebtedness (or the release of such guarantees) by November 30, 2000 which plan shall include, at a minimum, the repayment of at least $50,000 of the indebtedness secured by Stealey's guarantees each month commencing in November 1999 until all such indebtedness shall be repaid or until the personal guarantees are released. In addition, in the event the Company shall raise additional capital, the Company shall use its best efforts (subject to restrictions imposed by the provider of such capital or by Rose Glen under the terms of the Company's $4.0 million convertible note to Rose Glen or by any other existing agreements of the Company) to utilize up to 25% of such capital to repay indebtedness secured by Stealey guarantees until such indebtedness shall be repaid in full. The parties hereto agree that the current outstanding amount of indebtedness secured by Stealey guarantees is $1,000,000. Stealey has approximately $1.5 million in restricted securities that guarantee the current indebtedness. It is the Company's responsibility to get these guarantees reduced or eliminated. The Company will pay Mr. Stealey 5% annual interest on the total amount of the restricted securities beginning on 1 November 1999. As the Company reduces the amount of restricted securities in Mr. Stealey's account, then the principal on which the interest amount accrues will be reduced pro rata. Unless the personal guarantees have been released, the Company will not draw down any additional indebtedness secured by Stealey guarantees without Stealey's consent.

4. The Company has a marketing contract with Mr. Stealey on his personal aircraft. That agreement is to terminated effective immediately upon the Company's payment to Mr. Stealey in cash of $10,000 to take care of the anticipated remaining expenses for the aircraft for 1999. This payment is due no later than 15 September 1999. The Company does not intend to renew this contract. The Company will have the use of the advertising on the aircraft through December 1999, unless the aircraft is sold by Mr. Stealey.


5. The Company and Stealey agree that Stealey shall be granted certain registration rights with respect to his shares in accordance with and subject to the terms and conditions of the Registration Rights Agreement to be signed by such parties attached hereto as Exhibit A.

6. The parties hereto agree to use their best efforts: (1) to cause the Board of Directors to appoint

     Jacob Agam, Chairman of Vertical Financial Holdings, to the vacancy on the Board resulting from the resignation of Avi Suriel from the Board; (2) to elect Mr. Agam as Chairman of the Board; (3) provided Vertical owns at least 10% of the outstanding shares of the Company, to allow Vertical to appoint two additional nominees for election to the Board at the Company's Annual Meeting (for a total of 3 from Vertical interests), and (4) provided that Mr. Stealey owns at least 10% of the outstanding shares of the Company, to accept Mr. Stealey and one more nominee from Mr. Stealey (together with Vertical's three nominees) as the full Board slate to be nominated by the Company for election at the Company's Annual Meeting. Stealey and Vertical agree to vote, and to direct their nominees to vote, for each other's nominees for the next two Board elections.

7. Subject to shareholder approval of the new corporate name at the next Shareholders Meeting, the Company agrees that, following the name assignment contemplated hereby, it no longer will use the original company name, Interactive Magic or Imagic. The Company believes it will be completely out of the use of the old Interactive Magic name and trademarks by the end of December 1999. The Company agrees to sell to Mr. Stealey the old Company name, logo, and url (www.imagicgames.com) as the Company continues to make the change to its new name, iEntertainment Network, or iEN. The Company agrees that Mr. Stealey shall be assigned the Company name and logo as of 1 February 2000 (or earlier if the Company is sold to or merged with a different company and operated under the new Company name, on the closing of such an acquisition or sale). Mr. Stealey will pay the Company $1,000 for these rights upon that assignment or the Company may set off such amount against any amounts it then owes Stealey.

8. Until December 31, 2000, any press release that refers to Mr. Stealey will be presented to Mr. Stealey for his comments and review prior to release.

9. Mr. Stealey and his Board nominee will receive the same Board compensation offered to any of Vertical's nominees including Mr. Agam for the period they will serve on the Board, (or such shorter period that Mr.
     Stealey's or his nominee serves on the Company's Board.)

10. The Company will prepare a complete list of its indebtedness to Mr. Stealey including all past expense accounts not paid to him and all interest currently owed to him. It will pay all these outstanding debts by September 15, 1999. The Company will keep a running tally of any interest on debts that are accruing to Mr. Stealey and pay them within 30 days of the end of any quarter. The Company will prepare a statement of stock ownership and option ownership for Mr. Stealey. Mr. Stealey's options will still vest during his "consulting" period until 31 December 2000 and for one year after the end of the "consulting" period.

11. Although Mr. Stealey may again enter into the business of making Internet Games, he will not be deemed "competing" with the Company for purposes of the noncompetition restrictions in his employment agreement, if he does not entice any of the Company's employees to leave within 17 months of the date of this contract. Any other reference or limitation relating to "non-competition" in the employment agreement is removed and deemed no longer in effect on Mr. Stealey.

12. The Company also agrees to license to Mr. Stealey the ICONS 2 Internet Gaming system on the best terms that they offer it to anyone else over the next two years or the first three contracts implemented by the Company, whichever comes first. Mr. Stealey can license the system anytime during this period. The current best offer is to an Israeli phone company. Mr. Stealey may license the product on the same terms and conditions offered in that or similar contracts. He will be informed if any other more beneficial contract is offered and his costs/fees adjusted accordingly.

Interactive Magic, Inc


By:   /s/ Michael W. Oliver
      ---------------------
   Michael W. Oliver, Chief Financial Officer

     /s/ J.W. Stealey
     ----------------
John W. Stealey

We agree to be bound by the provisions of Paragraph 6 above.

Vertical Financial Holdings



By: /s/ Jacob Agam
   ----------------------
Name: Jacob Agam
     --------------------
Title: Chairman
      -------------------

                             INTERACTIVE MAGIC, INC.
                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is entered into this 16th day of August 1999 by and between Interactive Magic, Inc., a North Carolina corporation (the "Company"), and John W. Stealey (the "Shareholder").

         WHEREAS, in connection with the execution of a termination agreement dated as of the date hereof between the parties hereto (the "Agreement"), the Company desires to provide Shareholder with certain rights relating to the registration of shares of Common Stock of the Company which are held by Shareholder as of the date hereof (the "Shares); and

         WHEREAS, the Company and the Shareholder desire to set forth certain obligations and rights as set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and the Shareholder mutually agree as follows:

         1. Demand Registration Rights. At any time on or after 90 days from the date the Shareholder ceases to be a member of the Company's Board of Directors, but not more than once, the Shareholder may deliver to the Company one written demand that the Company effect a registration under the Securities Act of at least 50% of the Shares that have not had their registration rights hereunder lapse as set forth in Section 9 hereof (the "Registrable Securities") for the purpose of resale. The Company shall prepare and file a registration statement on any available form of registration statement, for the public sale of the Registrable Securities that are identified in and in accordance with the demand within 60 days of the demand notice; provided, however, that if the Company shall furnish to the Shareholder a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for a registration statement to be filed, then the Company's obligation to file a registration statement shall be deferred for a reasonable period not to exceed 180 days from the date of such request. Upon written notice from the Company to the Shareholder delivered within 30 days of a demand to register Registrable Securities under this Section 1, the Shareholder's right to demand registration pursuant to this Section 1 shall be suspended during the period commencing 90 days before the date estimated in writing by the Company to be the date of filing of a registration statement, and ending six months following the effective date (or withdrawal date) of a registration statement, for an underwritten public offering of the Company's Common Stock.

         The Shareholder shall enter into an underwriting agreement with the managing or lead managing underwriter in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. If the Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing or lead managing underwriter. Any Registrable Securities so withdrawn from such underwriting shall be withdrawn from such registration.

         Whenever a registration is demanded pursuant to this Section 1, unless a managing or lead managing underwriter (if there is one) objects thereto, the Company may include in such registration securities for offering by the Company and any other holder of securities, it being understood, however, that the Company's right of inclusion in such registration shall be subordinate to, and not pari passu with, the rights of the Shareholder.

         If the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering shall be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, then, if necessary, by reducing the total number of shares to be sold by the Company, and then, if necessary, by excluding pro rata (based on the number of registrable securities held) the registrable securities to be sold by all holders of demand registration rights.

         2. Incidental ("Piggyback") Registration. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or Form S-8) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, the Company shall each such time give written notice to the Shareholders of its intention so to do. Upon the written request by the Shareholder given within 15 days after such notice (which request shall state the number of Registrable Securities to be disposed of), the Company will use reasonable efforts to cause promptly at least 50% of the Registrable Securities of which registration is requested to be registered or qualified under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with the Shareholder's written request. The Company will keep effective and maintain any registration or qualification specified in this
Section 2.2 for such period (not exceeding 60 days) as may be reasonably necessary to effect such sale or disposition in accordance with the Shareholder's written request. If the registration is to be effected in connection with an underwritten offering,

                  (i) the Shareholder and other holders participating in such registration shall be required to sell through the underwriter;

                  (ii) the Shareholder and other holders participating in such registration (together with the Company) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter; and

                  (iii) if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of securities requested to be included in such registration) the shares to be sold by the Shareholder and other securityholders of the Company with similar rights, before any reduction is made in the total number of shares to be sold pursuant thereto by the Company.

         3. Registration Statement Information Relating to the Shareholder. The Shareholder shall promptly upon receipt of written request provide the Company or any underwriter or counsel participating or otherwise involved in such registration with any information relating to the Shareholder or the Registrable Securities that is reasonably required to be included in the registration statement or the prospectus, or any amendment thereof, relating to such offering or required to cause the registration to be declared and remain effective. Such information shall be submitted in writing, signed by the Shareholder and shall state that the information is submitted specifically for the purpose of inclusion in the registration statement, prospectus, offering circular or other document related to the registration or qualification of the Registrable Securities pursuant to Section 1 or 2. If the Shareholder shall fail within a reasonable time to provide such information, the Company may exclude from such registration the Registrable Securities requested by the Shareholder to be included therein.

         4. Registration Procedures. If and whenever the Company is required to effect the registration of any Shares pursuant to Section 1 or 2, the Company will:

                  (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 60 days;

                  (b) immediately notify the Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and if it is necessary, in the opinion of counsel to the Company, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Holders if the registration is effected in connection with an offering which is not underwritten, but in no event for more than (i) 60 days after the effective date of a registration that is not underwritten or that is underwritten on a best efforts basis, or (ii) for as long a period as is customary and is required by the underwriter in the case of a firmly underwritten offering;

                  (c) furnish to the Shareholder such number of copies of a prospectus, including a preliminary prospectus and any amendments and any supplements thereto, in conformity with the requirements of the Securities Act, as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Shareholder;

                  (d) use reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as the Shareholder shall reasonably request to enable him to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by the Holders, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not be required to so qualify but for such registration or qualification, (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction;

                  (e) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (f) use its best efforts to list such Registrable Securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over-the-counter market, to use its best efforts to cause such Registrable Securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

                  (g) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

                  (h) issue to any underwriter to which the Shareholder may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing such Registrable Securities without restrictive legends.

         If requested by the managing or lead managing underwriter for any underwritten offering that includes any Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

         During the effective period of any registration statement covering Registrable Securities, the Shareholder will not effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus until the Shareholder receives written notice from the company that the registration statement or prospectus has been corrected or updated.

         At the end of the effective period of any registration statement covering any Registrable Securities, the Shareholder shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and the Shareholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         5. Expenses of Registration. Subject to the requirements of otherwise applicable state blue sky laws, all expenses incurred in effecting registration of any Registrable Securities pursuant to Section 1 or 2, including without limitation, all registration, qualification and filing fees, printing expenses, expenses of compliance with blue sky laws (excluding any such expenses incurred solely due to the Shareholder's request pursuant to Section 4(d)), reasonable fees and disbursements of counsel for the Company, and of one counsel to represent all of the participating securityholders requesting registration and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, provided that the commissions and discounts of the underwriters applicable to the Registrable Securities shall be borne by the holders whose Registrable Securities are being registered pursuant to such registration, pro rata according to the value of their Registrable Securities sold under such registration.

         6.       Indemnification.
                  ---------------

                  (a) The Company will indemnify the Shareholder joining in a registration and each underwriter and selling broker for the Shareholder and each person, if any, who controls any the Shareholder or any such underwriter or broker within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended preliminary prospectus or in the prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws or regulations applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Shareholder and each such underwriter, broker and controlling person for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company in an instrument executed by the Shareholder or

UNDERWRITER FOR THE SHAREHOLDER or any representative of the Shareholder or underwriter for the Shareholder and stated to be specifically for use therein.

                  (b) The Shareholder will indemnify the Company and its officers and directors, each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors and any underwriter for the Company for such registration against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended prospectus or in the prospectus, offering circular or other document incident to any registration statement, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company specifically for inclusion in the prospectus, offering circular, or other document incident to the registration statement by an instrument duly executed by the Shareholder or his representatives, and as to which the Company had no actual knowledge. Notwithstanding the foregoing, the liability of the Shareholder under this paragraph (b) shall be limited to an amount equal to the aggregate proceeds received by the Shareholder from the sale of his shares in such registration, unless such liability arises out of or is based on willful conduct by the Shareholder.

                  (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the omission results from a failure of actual notice to the Indemnifying Party by the Indemnified Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; and provided further, however, that the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnified Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                  (d) The payments with respect to any indemnity required by this Section 6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, upon submission of supporting invoices or other claims for payment, including any calculations necessary to pro-rate any amounts payable pursuant to the indemnity.

         7.       Contribution.
                  ------------

                  (a) If the indemnification provided for in Section 6 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 7 or in Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                  (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 7 is several and not joint and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the shares of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

                  (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Rule 144 Requirements. The Company agrees to remove any legends and accomplish any legal work required for the Shareholder to begin Rule 144 stock sales within 10 business days of such a request from the Shareholder; provided the Shareholder satisfies the requirements for resale under Rule 144 and the Company is eligible thereunder.

         9. Survival and Termination of Rights. The agreements and covenants contained in

THIS AGREEMENT SHALL BE CONTINUING. HOWEVER, THE RIGHTS OF THE SHAREHOLDER TO CAUSE THE COMPANY TO REGISTER ITS REGISTRABLE SECURITIES HEREUNDER SHALL TERMINATE WITH RESPECT TO SUCH SECURITIES AND SUCH SECURITIES SHALL no longer be deemed to be Registrable Securities following a bona fide, firmly underwritten public offering of such Registrable Securities under the Securities Act or at such time as the Shareholder is able to dispose of all of its Registrable Securities in one three-month period pursuant to the provisions of Rule 144.

         10.      Miscellaneous.
                  -------------

                  (a) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of North Carolina as applied to agreements among North Carolina residents made and to be performed entirely within the State of North Carolina.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by telecopier or five days after deposit with the United States postal authorities, by first-class mail, postage prepaid, addressed as follows:

         If to the Company:
         ------------------

         Interactive Magic, Inc.
         215 Southport Drive, Suite 1000
         Morrisville, North Carolina 27560
         Attention:  Chief Executive Officer

         With a copy to:

         Larry E. Robbins
         Wyrick Robbins Yates & Ponton LLP
         4101 Lake Boone Trail, Suite 300

         RALEIGH, NORTH CAROLINA  27607

         If to the Shareholder:
         ----------------------

         John W. Stealey

         ----------------------

         ----------------------


or at such other address as the Parties shall have furnished to one another in writing.

         (f) Severability. Any invalidity, illegality or limitation of the enforceability with respect to the Shareholder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of the Shareholder's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other party. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or the Shareholder upon any breach, default or noncompliance of the Shareholder, or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Shareholder of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Shareholder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Shareholder, shall be cumulative and not alternative.

         (h) Amendments and Waivers. No term of this Agreement may be amended, nor may the observance of any terms of this Agreement be waived (either generally or in a particular instance and either retroactively or prospectively), without the written consent of the Company and the Shareholder.

         (i) Authorization. Each of the parties to this Agreement represents that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable against it in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement.


COMPANY:                            INTERACTIVE MAGIC, INC.


                                    By:   /s/ Michael W. Oliver
                                    Title: Chief Financial Officer
                                          ------------------------




SHAREHOLDER:


                                            /s/ John W. Stealey
                                           ---------------------
                                                John W. Stealey